UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2019

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive Latham, New York	12110

(Address of Principal Executive Offices)	(Zip Code)

(518) 795-1400

(Registrant’s telephone number, including area code)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANGO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2019, AngioDynamics, Inc. (“AngioDynamics” or the “Company”) and Michael C. Greiner mutually agreed that Mr. Greiner will not be continuing in his role as the Company’s Executive Vice President and Chief Financial Officer, effective October 23, 2019.  Mr. Greiner has agreed to remain with the Company during a transition period continuing up to the filing of the Company’s quarterly report on Form 10-Q for the second fiscal quarter ending November 30, 2019.

On October 16, 2019, AngioDynamics named Senior Vice President and General Counsel, Stephen A. Trowbridge, interim Chief Financial Officer, effective October 23, 2019.  Mr. Trowbridge will assume the role of interim Chief Financial Officer in addition to his current responsibilities.  The Company has initiated a process to identify a permanent Chief Financial Officer.

Mr. Trowbridge, age 45, joined the Company in June 2008 as corporate counsel and was promoted to Vice President and General Counsel in June 2010 and to Senior Vice President and General Counsel in August 2013.  There are no family relationships between Mr. Trowbridge and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  There were no changes to Mr. Trowbridge’s compensation package in connection with his appointment as interim Chief Financial Officer.

Item 7.01 – Regulation FD Disclosure.

On October 22, 2019, the Company issued a press release announcing Mr. Greiner’s departure and Mr. Trowbridge’s appointment as interim Chief Financial Officer, a copy of which is attached hereto as Exhibit 99.1.

The press release is being furnished pursuant to Item 7.01 and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 – Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.
(Registrant)

Date: October 22, 2019	By:	/s/ Stephen A. Trowbridge
Stephen A. Trowbridge
Senior Vice President and General Counsel